UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

July 11, 2014
Date of Report (Date of earliest event reported)

INTERNATIONAL COMMERCIAL TELEVISION INC.

(Exact name of registrant as specified in its charter)

Nevada	0-49638	76-0621102
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification Number)

489 Devon Park Drive, Suite 315 Wayne, PA 19087
(Address of principal executive offices)

484-598-2300
Registrant’s telephone number, including area code.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03.

CREATION OF A DIRECT FINANCIAL OBLIGATION

International Commercial Television, Inc. (ICTL), (or “ICTV”), a direct response marketing and branding company focused on the health and beauty sector, announced today that effective July 2, 2014, it has closed on a one year $500,000 Credit Facility with JPMorgan Chase Bank, N.A (“JPMorgan Chase”).  The Company has no current plans to utilize the Credit Facility, but will have access to the Credit Facility for working capital and other general corporate purposes as needed.

The Credit Facility contains certain customary covenants including negative covenants that require JPMorgan Chase’s consent to, among other things, pay dividends, incur secured indebtedness, restructure or merge, make investments and acquisitions, and other matters customarily restricted under a Credit Facility loan agreement. The Credit Facility also requires the Company to maintain prescribed levels of liquidity and EBITDA.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Commercial Television, Inc.

By:	/s/ Richard Ransom
Richard Ransom, President

Date:	July 14, 2014

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